Exhibit 25


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                ----------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _________

                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                                (I.R.S. Employer
                               Identification No.)

                       100 Wall Street, New York, NY      10005
              (Address of principal executive offices) (Zip code)
                                 ---------------

                            For information, contact:
                           Denise Calabrese, President
                  First Trust of New York, National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506
                                 --------------

                                ETHYL CORPORATION
               (Exact name of obligor as specified in its charter)

           Virginia                                     54-0118820
           (State or other jurisdiction of              (I.R.S. Employer
           incorporation of organization)               Identification No.)

           330 South Fourth Street                      23218-2189
           PO Box 2189
           Richmond, Virginia
           (Address of principal executive offices)     (Zip Code)
                                 --------------

                                 DEBT SECURITIES

Item 1.  General Information

         Furnish the following information as to trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Name                               Address

                  Comptroller of the Currency        Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           Affiliation with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.          List of Exhibits.

         Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration
                           No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to
                           Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4. By-Laws of First Trust of New York, National Association, incorporated herein by reference to
                           Exhibit 4 of Form T-1 Registration No. 333-34113.

         Exhibit 5.        Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association, required by section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

         Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1997, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.



                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of December, 1997.

                                          FIRST TRUST OF NEW YORK
                                          NATIONAL ASSOCIATION


                                          By: /s/ Catherine F. Donohue
                                                  Catherine F. Donohue
                                                  Vice President

                 EXHIBIT 7 TO FORM T-1 STATEMENT OF ELIGIBILITY
            AND QUALIFICATION UNDER THE TRUST INDENTURED ACT OF 1939
                  OF FIRST TRUST OF NEW YORK, N.A., AS TRUSTEE

                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                  AS OF 9/30/97

                                     (000'S)

Assets                                                             9/30/97

    Cash and Due From depository Institutions                    $    36,355
    Federal Reserve Stock                                              3,467
    Fixed Assets                                                         753
    Intangible Assets                                                 76,047
    Other Assets                                                       5,619
                                                                     -------
        Total Assets                                             $   122,241
                                                                     =======
Liabilities
    Other Liabilities                                            $     7,592
                                                                     -------
        Total Liabilities                                              7,592

Equity
    Common and Preferred Stock                                          1000
    Surplus                                                          120,932
    Undivided Profits                                                 (7,283)
                                                                     -------
        Total Equity Capital                                         114,649
                                                                     -------

Total Liabilities and Equity Capital                             $   122,241
                                                                     =======
===============================================================================

To the best of the undesigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, National Association


By:     /S/ Catherine F. Donohue
        Vice President

Date:   December 4, 1997